UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         JULY 12, 2001


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


       MINNESOTA                      0-25121              41-1597886
(State of Incorporation)       (Commission File            (IRS Employer
                                       Number)               Identification No.)


       6105 TRENTON LANE NORTH
       MINNEAPOLIS, MINNESOTA                        55442
       (Address of principal                         (Zip Code)
             executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.

     On July 12, 2001, the registrant issued a press release, as follows:


FOR IMMEDIATE RELEASE                      CONTACT:  Mark Kimball (763) 551-7070
July 12, 2001                                        Select Comfort Corporation


                           SELECT COMFORT CORPORATION
                    ANNOUNCES IMPROVED SECOND QUARTER RESULTS


    MINNEAPOLIS, MINN. (July 12, 2001) - Select Comfort Corporation (NASDAQ:
SCSS) today announced results for the second quarter ended June 30, 2001. Net sales were $62.7 million compared to $61.8 million for the second quarter of 2000. The company reported a net loss of $3.5 million, or $0.19 per share, compared to a net loss of $3.5 million, or $0.19 per share, for the second quarter of 2000.

    Operating losses for the second quarter of 2001 were $3.2 million compared to operating losses of $5.4 million in the prior-year period, and to operating losses of $9.7 million in the first quarter of 2001. The net loss for the second quarter of 2000 is net of non-cash income tax benefits of $1.9 million that were subsequently expensed in the fourth quarter of 2000.

    Overall, second quarter sales increased by 1.5 percent as compared to the second quarter of 2000. Sales generated through new selling efforts, including the QVC shopping network and the company's direct-mail factory outlet, offset the impact of lower direct marketing and retail sales, including a four percent decline in comparable sales for retail stores open at least twelve months.

    "Our turnaround efforts are producing tangible results and are reflected in significant improvements in operating performance compared to the second quarter of 2000 and the first quarter of 2001," said Bill McLaughlin, chief executive officer. "This improvement comes during what is historically our lowest seasonal sales quarter, and in the face of an economic slowdown that has hurt our sales efforts since the fourth quarter of 2000."

    "Sales volumes continue to be our critical issue - a challenge currently shared by nearly every retailer in America," McLaughlin continued. "With the completion of our $11 million financing in June and with earnings before interest and non-cash charges approaching breakeven, we are focusing on improving the effectiveness of our sales and marketing efforts. We remain committed to our goal of becoming profitable in the second half of 2001."

    Select Comfort will hold a conference call to discuss its second quarter results on Friday, July 13, at 11:00 a.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of www.selectcomfort.com. A digital replay of the conference call will be accessible beginning at approximately 1:00 p.m. Central Time on Friday, July 13, through 5:00 p.m. Central Time on Tuesday, July 17, 2001. To access the replay, please call 888-296-6946 from anywhere in the U. S. International callers may dial 402-998-0536. An archived replay of the conference call may also be accessed after approximately 1:30 p.m. Central Time on Friday, July 13, at www.selectcomfort.com.

    Founded in 1987, Select Comfort Corporation is the leader in sleep solutions technology, holding 27 U.S. issued or pending patents for its products. The company designs, manufactures and markets a line of adjustable-firmness mattresses, including the SLEEP NUMBER(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 327 retail stores located nationwide, including 24 leased departments in Bed Bath & Beyond stores; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.


    Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this press release relate to the success of our turn-around strategy, including in particular our ability to continue to reduce our costs, the success of our Sleep Number marketing and advertising campaign, and our ability to expand profitable distribution of our products. Actual plans, events, results and performance may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to:


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

o The ability of the company to maintain sufficient levels of working capital to support operating needs and growth initiatives.

o    The company's ability to create product and brand name awareness.

o The efficiency and effectiveness of the company's marketing and advertising.

o The ability of the company to effectively and efficiently pursue new channels of distribution.

o    The performance of the company's existing and new stores.

o The ability of the company to continue to attract and retain key personnel, including qualified sales professionals.

o The ability of the company to realize the benefits of cost saving initiatives.

o    The levels of consumer acceptance of the company's product lines.

o The ability of the company to continuously improve its existing product lines and introduce new products.

o The ability of the company to efficiently implement nationwide home delivery and assembly.

o    Economic trends and consumer confidence.

o    Industry competition.

o The risks and uncertainties detailed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.


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

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                  THREE MONTHS ENDED          SIX MONTHS ENDED
                                               ------------------------   ------------------------
                                                 JUNE 30,     JULY 1,       JUNE 30,     JULY 1,
                                                   2001         2000          2001         2000
                                               -----------  -----------   -----------  -----------

Net sales                                        $ 62,742     $ 61,787      $128,198     $137,946
Cost of sales                                      22,428       21,886        46,039       49,032
                                               -----------  -----------   -----------  -----------
   Gross margin                                    40,314       39,901        82,159       88,914
                                               -----------  -----------   -----------  -----------
Operating expenses:
   Sales and marketing                             37,394       38,543        81,568       83,816
   General and administrative                       5,954        6,712        12,967       15,232
    Store closings/impairments                        142           37           488           37
                                               -----------  -----------   -----------  -----------
       Total operating expenses                    43,490       45,292        95,023       99,085
                                               -----------  -----------   -----------  -----------
Operating loss                                     (3,176)      (5,391)      (12,864)     (10,171)
                                               -----------  -----------   -----------  -----------
Other income (expense):
   Interest income                                     40          309           115          684
   Interest expense                                  (254)          (2)         (352)          (4)
   Equity in loss of affiliate                          0         (246)            0         (428)
   Other, net                                        (140)          (5)         (142)         (48)
                                               -----------  -----------   -----------  -----------
       Other income (expense), net                   (354)          56          (379)         204
                                               -----------  -----------   -----------  -----------
Loss before income taxes                           (3,530)      (5,335)      (13,243)      (9,967)
Income tax expense (benefit)                            0       (1,870)          115       (3,504)
                                               -----------  -----------   -----------  -----------
Net loss                                         $ (3,530)    $ (3,465)     $(13,358)    $ (6,463)
                                               ===========  ===========   ===========  ===========

Net loss per share - basic and diluted           $  (0.19)    $  (0.19)     $  (0.74)    $  (0.36)
                                               ===========  ===========   ===========  ===========
Weighted average shares - basic and diluted        18,119       17,818        18,087       17,786
                                               ===========  ===========   ===========  ===========

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                            (UNAUDITED)
                                                                              JUNE 30,    DECEMBER 30,
                                  ASSETS                                        2001          2000
                                                                            ------------  ------------
 Current assets:
   Cash and cash equivalents                                                   $  8,848       $ 1,498
   Marketable securities                                                              -         3,950
   Accounts receivable, net of allowance for doubtful accounts of $260,
     and $264, respectively                                                       2,106         2,693
   Inventories                                                                    8,953        11,083
   Prepaid expenses                                                               5,297         4,741
                                                                            ------------  ------------
        Total current assets                                                     25,204        23,965

 Property and equipment, net                                                     34,207        37,063
 Other assets                                                                     3,558         3,644
                                                                            ------------  ------------
        Total assets                                                           $ 62,969      $ 64,672
                                                                            ============  ============


                   LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
   Current maturities of long-term debt                                        $     29      $     38
   Accounts payable                                                              19,014        17,271
   Accruals:
     Sales returns                                                                4,618         5,284
     Compensation, taxes and benefits                                             5,934         6,238
     Other                                                                        6,609         7,565
                                                                            ------------  ------------
        Total current liabilities                                                36,204        36,396

 Long-term debt, less current maturities                                         12,466         2,322
 Accrued warranty costs                                                           5,725         5,745
 Other liabilities                                                                4,006         3,609
                                                                            ------------  ------------
        Total liabilities                                                        58,401        48,072
                                                                            ------------  ------------

 Shareholders' equity:
   Undesignated preferred stock; 5,000,000 shares authorized,
     no shares issued and outstanding                                                 -             -
   Common stock, $.01 par value; 95,000,000 shares authorized,
     18,126,265 and 17,962,689 shares issued and outstanding, respectively          181           180
   Additional paid-in capital                                                    80,777        79,452
   Accumulated deficit                                                          (76,390)      (63,032)
                                                                            ------------  ------------
        Total shareholders' equity                                                4,568        16,600
                                                                            ------------  ------------
        Total liabilities and shareholders' equity                             $ 62,969      $ 64,672
                                                                            ============  ============

                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                SIX MONTHS ENDED
                                                         -----------------------
                                                           JUNE 30,    JULY 1,
                                                             2001        2000
                                                         ----------- -----------

Cash flows from operating activities:
  Net loss                                                 $(13,358)   $ (6,463)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                            4,994       4,514
     Loss on disposal of assets                                 496         178
     Deferred tax assets                                          -      (3,583)
     Change in operating assets and liabilities:
       Accounts receivable, net                                 681         569
       Inventories                                            2,130      (1,795)
       Prepaid expenses                                          90          49
       Income taxes                                               -       2,227
       Accounts payable                                       1,743       1,063
       Accrued sales returns                                   (666)       (562)
       Accrued warranty costs                                   (20)      1,006
       Accrued compensation, taxes and benefits                (304)       (485)
       Other accrued liabilities                               (868)        153
       Other assets                                             (75)        447
       Other liabilities                                        397         426
                                                         ----------- -----------
         Net cash used in operating activities               (4,760)     (2,256)
                                                         ----------- -----------

Cash flows from investing activities:
  Purchases of property and equipment                        (2,367)     (7,589)
  Investment in marketable securities                         3,950      10,696
                                                         ----------- -----------
         Net cash provided by investing activities            1,583       3,107
                                                         ----------- -----------

Cash flows from financing activities:
  Principal payments on debt                                    (18)          -
  Proceeds from issuance of common stock                        191         404
  Net proceeds from issuance of long-term debt               10,354           -
                                                         ----------- -----------
         Net cash provided by financing activities           10,527         404
                                                         ----------- -----------

Increase in cash and cash equivalents                         7,350       1,255
Cash and cash equivalents, at beginning of period             1,498       7,441
                                                         ----------- -----------
Cash and cash equivalents, at end of period                $  8,848    $  8,696
                                                         =========== ===========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SELECT COMFORT CORPORATION
                                                   (Registrant)


Dated:  July 13, 2001                    By            /s/ Mark A. Kimball
                                           -------------------------------------

                                         Title:        Senior Vice President
                                               ---------------------------------




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